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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                Date of Report (Date of earliest event reported):
                                  MAY 14, 2004


                         BIOSANTE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                      1-31812                58-2301143
(State or Other Jurisdiction of     (Commission File         (I.R.S. Employer
        Incorporation)                   Number)          Identification Number)


           111 BARCLAY BOULEVARD
           LINCOLNSHIRE, ILLINOIS                             60069
  (Address of Principal Executive Offices)                  (Zip Code)


                                 (847) 478-0500
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

On May 14, 2004, BioSante Pharmaceuticals, Inc. completed its previously announced private placement of 2,949,000 shares of its common stock and warrants to purchase 442,350 shares of its common stock at an aggregate price of approximately $17.7 million, or $6.00 per unit, resulting in net proceeds of approximately $16.5 million, after deduction of transaction expenses. BioSante also issued warrants to purchase 92,646 shares of common stock to its placement agent in this private placement and its placement agent in its prior August 2003 private placement.

The net proceeds will be used to fund the late stage development of BioSante's new product pipeline, including Bio-E-GelTM and LibiGelTM, as well as for general corporate purposes.

BioSante has agreed to register the resale of the shares sold in the private placement, including the shares issuable upon exercise of the warrants, on a registration statement filed with the Securities and Exchange Commission under the Securities Act.

A copy of a press release regarding the announcement is attached hereto as
Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits.

              10.1 Form of Subscription Agreement dated as of May 11, 2004 by and between BioSante Pharmaceuticals, Inc. and each of the subscribers party to the Subscription Agreement (incorporated by reference to Exhibit 10.1 in the BioSante's Current Report dated May 12, 2004 (File No. 001-31812)

              10.2 Form of Warrant issued by BioSante Pharmaceuticals, Inc. to each of the subscribers party to the Subscription Agreements and the placement agents (filed herewith electronically)

              99.1 BioSante Pharmaceuticals, Inc. News Release dated May 14, 2004 (filed herewith electronically)



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BIOSANTE PHARMACEUTICALS, INC.



                                        By:   /s/ Phillip B. Donenberg
                                             -----------------------------------
                                              Phillip B. Donenberg
                                              Chief Financial Officer, Treasurer
                                              and Secretary
Dated:  May 14, 2004


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                         BIOSANTE PHARMACEUTICALS, INC.
                                    FORM 8-K

                                INDEX TO EXHIBITS

     EXHIBIT
       NO.                            DESCRIPTION
     -------                          -----------

      10.1 Form of Subscription Agreement dated as of May 11, 2004 by and between BioSante Pharmaceuticals, Inc. and each of the subscribers party to the Subscription Agreement (incorporated by reference to Exhibit 10.1 in the BioSante's Current Report dated May 12, 2004 (File No. 001-31812)

      10.2 Form of Warrant issued by BioSante Pharmaceuticals, Inc. to each of the subscribers party to the Subscription Agreements and the placement agents (filed herewith electronically)

      99.1 BioSante Pharmaceuticals, Inc. News Release dated May 14, 2004 (filed herewith electronically)